Inventory, net	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Inventory, net
Note 4. Inventory, net

Inventory, net of reserves, consisted of the following amounts (in thousands):

	December 31,
	2017	2016
Parts and supplies	$79,803	$104,897
Work in progress	21,853	32,136
Finished goods	6,253	20,452
Inventory, net	$107,909	$157,485

During the years ended December 31, 2017, 2016 and 2015, we recorded $1.3 million, $0.8 million and $15.6 million, respectively, in inventory write-downs and reserves for obsolete or slow moving inventory. As of December 31, 2017 and 2016, we had inventory reserves of $10.4 million and $12.9 million, respectively. As discussed further in Note 15, during the year ended December 31, 2015, we recorded restructuring and other charges of $8.7 million related to inventory write-downs associated with restructuring activities.